Exhibit 10.11.5

AMENDMENT NO. 5

TO

REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 5 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of April 9, 2010, made among ITC^DeltaCom, Inc., a Delaware corporation (the “Company”), and each person listed on the signature pages hereof under the heading “WCAS Securityholders.”

WITNESSETH:

WHEREAS, the parties to this Amendment wish to amend the Registration Rights Agreement, dated as of October 21, 2003 and amended as of December 4, 2003, July 26, 2005, July 31, 2007 and May 13, 2008 (the “Agreement”), among the Company, the other persons listed on the signature pages thereof and the other parties to such agreement, as hereinafter set forth; and

WHEREAS, the WCAS Securityholders listed on the signature pages hereof are the Holders of a Majority of the Registrable Securities as defined in, and for purposes of, the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness; Capitalized Terms.

(a) This Amendment shall be effective as of the date set forth in the preamble of this Amendment.

(b) All capitalized terms used in this Amendment and not defined herein have the meanings ascribed to such terms in the Agreement.

2. Amendment to Section 1 of Agreement. The definitions of “Excluded Registration” and “Rule 144A Resale Shelf Registration” set forth in Section 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Excluded Registration” means (i) a registration of Common Stock or the Company’s 10.5% Senior Secured Notes due 2016 under the Securities Act pursuant to a registration statement filed (a) on Form S-4 or Form S-8 or any successor registration forms that may be adopted by the SEC or (b) in connection with an exchange offer or an offering of securities solely to existing stockholders of the Company (including, without limitation, the Rights Offering) or employees of the Company or its subsidiaries, (ii) a Rule 144A Resale Shelf Registration or (iii) a registration statement filed pursuant to Section 3 of the TCP Registration Rights Agreement.”

“Rule 144A Resale Shelf Registration” means a registration under the Securities Act of the Company’s 10.5% Senior Secured Notes due 2016, convertible notes, preferred stock and/or warrants for resale of such securities by the purchasers thereof acquired in an offering under the Securities Act made to one or more nationally recognized investment banking firms as initial purchasers for reoffering by such initial purchasers solely to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), to other institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), or to investors outside the United States in compliance with Regulation S under the Securities Act.

3. Amendment to Section 15 of Agreement. Section 15 of the Agreement is hereby amended to add the following sentence at the end of Section 15:

“The Holders agree for purposes of this Section 15 that the Registration Rights Agreement dated as of April 9, 2010 among the Company, the subsidiaries of the Company parties thereto and Credit Suisse Securities (USA) LLC, as initial purchaser of the Company’s 10.5% Senior Secured Notes due 2016, as in effect as of such date, is not inconsistent with the rights of the Holders hereunder.”

4. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the preamble hereof.

COMPANY:

ITC^DELTACOM, INC.

By:	/s/ J. Thomas Mullis
Name:	J. Thomas Mullis
Title:	Senior Vice President – Legal and Regulatory

WCAS SECURITYHOLDERS:

WCAS CAPITAL PARTNERS III, L.P.
By:	WCAS CP III Associates, L.L.C.,
Its:	General Partner

By:	/s/ Thomas E. McInerney
Name:	Thomas E. McInerney
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.
By:	WCAS VIII Associates, LLC,
Its:	General Partner

By:	/s/ Thomas E. McInerney
Name:	Thomas E. McInerney
Title:	Managing Member

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